UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 41.7%
CONSUMER DISCRETIONARY - 1.5%
Automobiles - 0.6%
Daimler Finance NA LLC, Senior Notes	0.972%	3/28/14	$1,400,000	$1,403,162	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	900,000	923,839	(a)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,050,000	1,051,285	(a)

Total Automobiles				3,378,286

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	1,840,000	1,858,801

Household Durables - 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	150,000	152,084

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	605,502
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,137,178
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	906,421

Total Media				2,649,101

TOTAL CONSUMER DISCRETIONARY				8,038,272

CONSUMER STAPLES - 3.9%
Beverages - 2.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,251,673
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,240,000	2,250,920
Coca-Cola Co., Senior Notes	0.344%	3/14/14	1,750,000	1,752,289	(b)
Diageo Capital PLC	5.200%	1/30/13	880,000	893,763
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,225,336

Total Beverages				10,373,981

Food & Staples Retailing - 0.3%
Sysco Corp., Senior Notes	0.550%	6/12/15	1,310,000	1,311,293

Food Products - 0.9%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	650,000	660,275	(a)
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,266,387
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,550,000	1,545,580

Total Food Products				4,472,242

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	412,477
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	255,932
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,130,315
Philip Morris International Inc.	5.650%	5/16/18	940,000	1,153,042
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	937,478

Total Tobacco				3,889,244

TOTAL CONSUMER STAPLES				20,046,760

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	890,000	973,098
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	680,000	715,400
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	170,970
ConocoPhillips	4.750%	10/15/12	1,000,000	1,001,493
Duke Capital LLC, Senior Notes	6.250%	2/15/13	640,000	652,984
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,445,075
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	991,657
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,300,000	2,444,463
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,480,000	1,594,700
Phillips 66, Senior Notes	1.950%	3/5/15	860,000	880,480	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Shell International Finance BV, Senior Notes	1.875%	3/25/13	$960,000	$967,656
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	350,000	353,441

TOTAL ENERGY				12,191,417

FINANCIALS - 26.1%
Capital Markets - 3.8%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	2,094,377
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,580,000	1,667,636	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,200,000	1,222,930	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	1,074,229
Goldman Sachs Group Inc., Senior Notes	5.125%	1/15/15	440,000	473,363
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,186,124
Lehman Brothers Holdings Capital Trust VII	5.857%	11/19/12	2,620,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	0	(c)(d)(f)(g)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,044,490	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	4,350,000	4,479,325
Morgan Stanley, Senior Notes	2.937%	5/14/13	2,290,000	2,312,916	(b)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	254,035
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,720,000	1,823,981
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	289,172

Total Capital Markets				19,922,578

Commercial Banks - 12.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,400,000	1,457,254
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,376,075	(a)
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	313,723	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,265,435	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	2,850,000	2,945,404	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	321,473	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,196,657	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	183,747	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,200,000	1,191,250
BNP Paribas, Senior Notes	1.358%	1/10/14	690,000	690,469	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	2,420,000	2,493,730	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	994,932	(a)
Canadian Imperial Bank of Commerce, Senior Secured	2.000%	2/4/13	2,600,000	2,615,943	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,536,528	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,116,766
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	250,000	250,844
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,000,000	1,020,345	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,570,000	1,668,084
Credit Agricole Home Loan SFH, Secured Bonds	1.203%	7/21/14	600,000	594,398	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,258,926	(a)
Danske Bank A/S, Senior Notes	1.505%	4/14/14	1,300,000	1,286,783	(a)(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,389,338	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,180,000	2,325,077	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,628,376	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,160,000	2,175,930	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	2,730,000	2,831,329	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	109,650	(a)(d)(h)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	1,600,000	1,673,760	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,202,806
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,590,000	1,683,058	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	692,508	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,580,000	2,628,571	(a)
Societe Generale, Senior Notes	1.508%	4/11/14	1,500,000	1,494,882	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	$1,860,000	$1,967,966	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	978,953	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/19/12	2,580,000	2,560,650	(b)(e)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,660,000	1,808,517
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,426,082

Total Commercial Banks				62,356,219

Consumer Finance - 3.4%
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,500,000	1,535,317
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,105,936
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,303,548	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	552,554	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	808,073
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,516,686
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	400,000	405,123
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	977,296
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,578
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,520,000	1,531,554
SLM Corp.	0.751%	1/27/14	3,200,000	3,108,605	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	799,021
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	452,506
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	1,950,000	2,027,877

Total Consumer Finance				17,354,674

Diversified Financial Services - 5.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	900,000	1,041,755
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,304,874
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,120,000	2,308,044
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	366,813
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	7,136,183
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,150,000	1,145,888	(a)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,196,934
NCUA Guaranteed Notes, Senior Notes	0.248%	6/12/13	1,570,000	1,570,141	(b)
Private Export Funding Corp.	3.550%	4/15/13	4,150,000	4,225,721
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,069,293
SSIF Nevada LP, Senior Notes	1.155%	4/14/14	2,640,000	2,652,975	(a)(b)

Total Diversified Financial Services				26,018,621

Insurance - 1.7%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	308,051	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	1,860,000	1,915,871
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,587,183
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,599,974
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,258,181

Total Insurance				8,669,260

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	750,000	786,354

TOTAL FINANCIALS				135,107,706

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,077,139
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,417,996

Total Health Care Equipment & Supplies				2,495,135

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	518,074

Pharmaceuticals - 1.6%
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	1,880,000	1,892,451
Johnson & Johnson, Senior Notes	1.200%	5/15/14	2,750,000	2,791,451

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Takeda Pharmaceutical Co. Ltd., Senior Notes	1.031%	3/17/15	$1,760,000	$1,774,802	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.876%	3/21/14	1,810,000	1,820,244	(b)

Total Pharmaceuticals				8,278,948

TOTAL HEALTH CARE				11,292,157

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
United Technologies Corp., Senior Notes	1.200%	6/1/15	920,000	937,174

Airlines - 0.3%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	923,839	1,006,984
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	167,928	183,881
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	665,093	724,952

Total Airlines				1,915,817

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	760,000	925,604

TOTAL INDUSTRIALS				3,778,595

INFORMATION TECHNOLOGY - 1.5%
IT Services - 1.5%
International Business Machines Corp., Senior Notes	1.000%	8/5/13	4,500,000	4,529,588
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,630,000	1,635,198
International Business Machines Corp., Senior Notes	0.750%	5/11/15	1,550,000	1,561,104

TOTAL INFORMATION TECHNOLOGY				7,725,890

MATERIALS - 1.6%
Chemicals - 0.3%
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,254,049

Metals & Mining - 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	2,410,000	2,442,176
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	750,000	759,260
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	300,000	302,494
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,212,325
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,070,000	1,110,107
Vale Overseas Ltd., Notes	6.250%	1/23/17	900,000	1,045,317

Total Metals & Mining				6,871,679

TOTAL MATERIALS				8,125,728

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.4%
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,140,000	1,172,892
Telefonica Emisiones SAU	0.772%	2/4/13	280,000	279,048	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	615,080

Total Diversified Telecommunication Services				2,067,020

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,320,000	1,380,178

TOTAL TELECOMMUNICATION SERVICES				3,447,198

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	3,210,000	3,446,455
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,163,772

Total Electric Utilities				4,610,227

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	$10,000	$13,642
DTE Energy Co., Senior Notes	1.118%	6/3/13	760,000	762,266	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	171,456

Total Multi-Utilities				947,364

TOTAL UTILITIES				5,557,591

TOTAL CORPORATE BONDS & NOTES (Cost - $214,266,381)				215,311,314

ASSET-BACKED SECURITIES - 19.6%
Academic Loan Funding Trust, 2012-1A A1	1.017%	12/27/22	1,590,110	1,594,037	(a)(b)
Access Group Inc., 2005-1 A2	0.483%	3/23/20	1,233,088	1,227,480	(b)
Access Group Inc., 2005-B A2	0.681%	7/25/22	1,421,387	1,381,961	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,570,000	1,613,507	(a)
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	4,500,000	4,513,081
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	2,620,000	2,623,828
American Express Credit Account Master Trust, 2012-3 A	0.371%	3/15/18	4,720,000	4,721,484	(b)
ARI Fleet Lease Trust, 2012-A A	0.771%	3/15/20	1,700,249	1,700,778	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.342%	5/25/32	221,263	200,621	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.042%	8/25/33	347,026	291,986	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,500,000	2,572,394	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.737%	6/25/34	469,205	462,050	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.619%	9/15/17	1,870,000	1,870,000	(a)(b)
Canyon Capital CLO Ltd., 2004-1A A1A	0.835%	10/15/16	2,872,495	2,851,338	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	2,080,000	2,083,619
Castle Garden Funding, 2005-1A A2	0.678%	10/27/20	2,423,980	2,373,756	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	2,100,000	2,121,378
Chase Issuance Trust, 2012-A6 A	0.358%	8/15/17	5,080,000	5,082,939	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,305,042
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	102,267	88,838	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.417%	2/25/37	232,980	128,787	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.501%	2/15/34	225,797	131,375	(b)
Cumberland Clo Ltd., 2005-2A A	0.687%	11/10/19	951,673	941,178	(a)(b)
Education Funding Capital Trust, 2003-3 A6	1.735%	12/15/42	200,000	195,562	(b)(f)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.817%	10/25/21	1,522,619	1,519,487	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	2,400,000	2,400,556
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	626,521	626,747
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	2,769,770	2,772,705
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	2,800,000	2,814,132
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.569%	9/15/16	1,070,000	1,070,486	(b)
GSAMP Trust, 2006-SEA1 A	0.517%	5/25/36	332,913	327,512	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	1,940,112	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	446,953	448,729
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	2,400,000	2,404,955
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,100,000	2,114,924
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	391,769	391,855
LightPoint CLO Ltd., 2005-3A A1A	0.649%	9/15/17	2,244,854	2,210,925	(a)(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	510,000	510,148
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	920,551
Montana Higher Education Student Assistance
Corp., 2012-1 A1	0.819%	9/20/22	1,571,134	1,571,134	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
NCUA Guaranteed Notes, 2010-A1 A	0.578%	12/7/20	$3,590,786	$3,602,779	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	351,791	352,053
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,200,000	1,208,078
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	850,000	855,015
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	2,460,000	2,461,224
Nissan Master Owner Trust Receivables, 2012-A A	0.691%	5/15/17	1,880,000	1,890,073	(b)
Northstar Education Finance Inc., 2005-1 A1	0.547%	10/28/26	1,004,609	1,002,768	(b)
Penarth Master Issuer, 2011-1A A1	0.870%	5/18/15	730,000	732,096	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.342%	8/25/33	209,402	179,365	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	18,797	19,527
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	315,969	321,183	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.192%	12/25/33	72,106	56,100	(b)
SLM Student Loan Trust, 2003-04 A5A	1.139%	3/15/33	96,965	95,783	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.579%	6/15/20	321,631	321,568	(b)
SLM Student Loan Trust, 2003-11 A6	0.679%	12/15/25	1,200,000	1,176,164	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.831%	4/25/25	2,330,000	2,109,619	(b)
SLM Student Loan Trust, 2005-10 A4	0.561%	10/25/19	726,374	726,105	(b)
SLM Student Loan Trust, 2006-4 A4	0.531%	4/25/23	192,068	191,665	(b)
SLM Student Loan Trust, 2006-5 A5	0.561%	1/25/27	1,600,000	1,550,052	(b)
SLM Student Loan Trust, 2007-2 A2	0.451%	7/25/17	394,679	394,048	(b)
SLM Student Loan Trust, 2008-1 A2	0.801%	10/25/16	1,088,475	1,085,755	(b)
SLM Student Loan Trust, 2012-06 A1	0.380%	2/27/17	1,300,000	1,300,281	(b)
SLM Student Loan Trust, 2012-A A1	1.621%	8/15/25	1,878,850	1,900,065	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.321%	12/15/21	1,439,465	1,450,026	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.117%	11/25/34	399,946	348,897	(b)
Stone Tower CLO Ltd., 2006-4X A1	0.725%	3/16/18	2,701,881	2,647,843	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	278,242	271,569	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.357%	5/25/47	800,000	598,694	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,450,000	2,463,114
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	585,117	621,926	(b)
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	440,000	440,176
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	450,000	453,169

TOTAL ASSET-BACKED SECURITIES (Cost - $100,611,656)				100,948,757

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.6%
American Home Mortgage Investment Trust, 2005-4 1A1	0.507%	11/25/45	906,824	673,568	(b)
Banc of America Funding Corp., 2004-B 3A2	2.854%	12/20/34	180,401	109,678	(b)
Banc of America Funding Corp., 2005-E 4A1	2.645%	3/20/35	324,516	321,813	(b)
Banc of America Funding Corp., 2006-D 1A1	0.389%	5/20/36	801,024	736,187	(b)
Banc of America Mortgage Securities, 2002-J B1	3.738%	9/25/32	161,768	82,477	(b)
Banc of America Mortgage Securities, 2003-C B1	3.085%	4/25/33	554,593	348,132	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.998%	6/25/34	262,730	265,419	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.567%	8/25/35	856,842	612,297	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.803%	9/25/34	396,429	365,989	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.377%	1/25/47	890,427	411,836	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.819%	1/25/35	109,799	108,109	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.834%	10/25/36	325,649	239,791	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.998%	2/25/37	285,821	290,594	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.517%	8/25/35	12,621	9,738	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.507%	10/25/35	40,180	29,452	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.417%	1/25/36	$22,647	$17,053	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.447%	7/25/36	109,616	83,856	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.617%	5/25/35	132,467	130,309	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.046%	3/25/37	1,173,258	823,610	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.863%	12/25/34	89,816	81,587	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.967%	12/25/34	82,236	74,913	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.527%	11/25/35	542,058	375,665	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.599%	11/20/35	1,825,157	392,120	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	21,146	21,123
Countrywide Home Loans, 2003-HYB1 1A1	2.965%	5/19/33	136,721	137,308	(b)
Countrywide Home Loans, 2003-HYB3 6A1	3.116%	11/19/33	54,619	53,963	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.557%	6/25/35	166,316	103,416	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.617%	9/25/35	76,091	63,792	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.637%	7/25/36	111,346	96,550	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.545%	11/25/34	712,726	478,778	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.925%	6/25/34	654,964	663,430	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.469%	3/19/45	329,018	259,162	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.782%	2/25/48	448,044	449,193	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.932%	12/29/45	1,882,847	1,878,140	(a)(b)(f)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	350,111
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	234,471	268,313	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	997,708	983,930	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	469,601	99,505	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.785%	3/20/60	2,025,298	2,036,115	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.235%	5/20/60	1,663,791	1,707,749	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.574%	10/20/60	4,214,342	4,196,467	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.594%	8/20/58	5,000,974	4,988,664	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.694%	11/20/60	3,803,037	3,810,688	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.744%	12/20/60	92,379	92,797	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.694%	2/20/61	95,214	95,406	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.744%	2/20/61	1,115,460	1,120,351	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.714%	8/20/61	96,788	97,086	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.750%	7/20/62	14,649,233	14,612,610	(b)(f)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.730%	9/28/72	200,000	200,500	(b)(f)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.498%	6/25/34	1,543,367	1,415,262	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	1,494,062	1,213,983	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Harborview Mortgage Loan Trust, 2004-08 3A2	0.619%	11/19/34	$213,625	$139,279	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.957%	12/25/34	545,559	474,665	(b)
IMPAC CMB Trust, 2004-5 1A1	0.937%	10/25/34	393,531	371,536	(b)
IMPAC CMB Trust, 2007-A A	0.467%	5/25/37	145,869	141,335	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.577%	1/25/35	360,610	256,857	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	519,136	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.761%	2/25/34	170,290	173,808	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.765%	11/25/33	277,972	284,794	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	236,210	237,058
MASTR ARM Trust, 2003-6 1A2	2.700%	12/25/33	183,587	183,986	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	54,292	55,394	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.526%	3/25/33	657,595	507,510	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.899%	9/25/33	82,627	84,160	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	452,817	452,919
Mortgage IT Trust, 2005-2 1A1	0.477%	5/25/35	180,350	168,300	(b)
Mortgage IT Trust, 2005-3 A1	0.517%	8/25/35	343,852	322,300	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.678%	1/8/20	1,186,473	1,192,702	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.621%	12/25/34	1,180,501	1,196,762	(b)
Prime Mortgage Trust, 2005-2 2A1	7.018%	10/25/32	411,634	409,535	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,624	16,863
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	28,721	27,277
Sequoia Mortgage Trust, 2003-2 A2	1.068%	6/20/33	193,598	187,788	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.828%	4/25/34	355,028	343,681	(b)
Structured ARM Loan Trust, 2004-07 A1	0.622%	6/25/34	329,021	286,306	(b)
Structured ARM Loan Trust, 2004-09XS A	0.587%	7/25/34	293,897	267,477	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.837%	3/25/35	625,073	520,075	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.747%	7/25/35	618,774	445,743	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.447%	2/25/36	461,997	279,635	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	1,023,445	1,007,883
Structured Asset Securities Corp., 2002-08A 7A1	2.201%	5/25/32	134,665	125,543	(b)
Structured Asset Securities Corp., 2002-11A B2II	3.089%	6/25/32	134,273	46,820	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.855%	8/25/32	281,287	74,683	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.867%	3/25/34	1,056,982	1,073,763	(b)
Structured Asset Securities Corp., 2004-5 1A	2.925%	5/25/34	93,135	85,702	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.617%	9/25/33	634,152	577,162	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	1,121,365	1,124,424
Structured Asset Securities Corp., 2005-RF3 2A	3.499%	6/25/35	964,983	858,829	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.462%	8/25/33	215,294	221,315	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	317,949	264,105	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.445%	1/25/35	579,988	590,427	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.958%	7/25/47	3,510,299	2,773,732	(b)
Washington Mutual Inc., 2005-AR4 A5	2.516%	4/25/35	200,000	183,378	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.507%	7/25/45	449,839	414,265	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.438%	10/25/33	965,461	997,189	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.537%	7/25/45	484,566	459,934	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.537%	8/25/45	$432,274	$395,833	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.537%	2/25/36	487,471	39,832	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.453%	6/25/33	362,526	374,139	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.602%	12/25/34	637,479	644,368	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.745%	7/25/34	304,557	166,355	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $74,408,569)				70,125,147

MORTGAGE-BACKED SECURITIES - 3.9%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	19,403	19,811
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	209	213
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	156,233	194,732
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	536,162	637,701

Total FHLMC				852,457

FNMA - 2.7%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	31,878	33,758
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,677	1,711
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	14,061	14,181
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	19,179	22,228
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,544,795	1,849,542
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	63	71
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	28,811	29,146	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	235,987	247,681	(b)
Federal National Mortgage Association (FNMA)	2.164%	1/1/33	367,707	387,252	(b)
Federal National Mortgage Association (FNMA)	2.300%	5/1/34	947,582	1,004,469	(b)
Federal National Mortgage Association (FNMA)	2.418%	5/1/35	717,009	760,057	(b)
Federal National Mortgage Association (FNMA)	3.521%	12/1/39	8,534,201	9,045,278	(b)
Federal National Mortgage Association (FNMA)	3.500%	10/11/42	400,000	429,125	(i)

Total FNMA				13,824,499

GNMA - 1.1%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	31,610	35,157
Government National Mortgage Association (GNMA)	9.000%	9/15/22	373	375
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,676,794	1,969,329
Government National Mortgage Association (GNMA)	2.321%	8/20/60	1,435,684	1,521,825	(b)
Government National Mortgage Association (GNMA) II	1.650%	1/20/60	1,806,982	1,818,809	(b)(f)
Government National Mortgage Association (GNMA) II	1.426%	7/20/60	96,246	98,277	(b)
Government National Mortgage Association (GNMA) II	1.484%	7/20/60	194,022	198,368	(b)

Total GNMA				5,642,140

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $19,553,165)				20,319,096

SOVEREIGN BONDS - 1.6%
Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,798,162

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	$2,400,000	$2,534,086	(a)

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	1,800,000	1,899,000	(a)

TOTAL SOVEREIGN BONDS (Cost - $7,825,720)				8,231,248

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.3%
U.S. Government Agencies - 10.9%
Federal Farm Credit Bank (FFCB), Bonds	0.185%	11/29/12	6,000,000	6,001,944	(b)
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,600,000	2,690,644
Federal Home Loan Bank (FHLB), Bonds	0.167%	10/26/12	6,000,000	6,000,498	(b)
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	5,500,000	5,555,985
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.000%	7/28/17	6,500,000	6,593,106
Federal National Mortgage Association (FNMA), Bonds	2.281%	4/1/33	630,112	671,671	(b)
Federal National Mortgage Association (FNMA), Notes	0.375%	12/28/12	4,250,000	4,253,183
Federal National Mortgage Association (FNMA), Notes	4.750%	2/21/13	4,400,000	4,478,214
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,120,466
Federal National Mortgage Association (FNMA), Notes	0.600%	10/25/13	2,600,000	2,600,471
Federal National Mortgage Association (FNMA), Notes	0.500%	5/27/15	5,000,000	5,018,790
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,014,712
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	487,590
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	5,031,365

Total U.S. Government Agencies				56,518,639

U.S. Government Obligations - 8.4%
U.S. Treasury Notes	1.875%	2/28/14	250,000	255,869
U.S. Treasury Notes	0.500%	10/15/14	19,760,000	19,863,444
U.S. Treasury Notes	0.250%	1/15/15	6,740,000	6,738,948
U.S. Treasury Notes	0.375%	4/15/15	490,000	491,149
U.S. Treasury Notes	1.000%	8/31/16	9,180,000	9,376,507
U.S. Treasury Notes	1.000%	9/30/16	5,810,000	5,934,369
U.S. Treasury Notes	0.500%	7/31/17	710,000	706,617

Total U.S. Government Obligations				43,366,903

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $99,693,564)				99,885,542

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $516,359,055)				514,821,104

SHORT-TERM INVESTMENTS - 0.5%
Certificates of Deposit (Yankee) - 0.5%
Nordea Bank Finland PLC (Cost - $2,700,000)	0.638%	11/13/12	2,700,000	2,700,000	(b)(j)

TOTAL INVESTMENTS - 100.2% (Cost - $519,059,055#)				517,521,104
Liabilities in Excess of Other Assets - (0.2)%				(889,506)

TOTAL NET ASSETS - 100.0%				$516,631,598

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2012.

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Credit Suisse, Put (Premiums received - $554,331)	8/26/14	2.50%	$131,592,000	$42,871

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (formerly known as Legg Mason Western Asset Short-Term Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$215,311,314	$0	*	$215,311,314
Asset-backed securities	—	100,948,757	—		100,948,757
Collateralized mortgage obligations	—	70,125,147	—		70,125,147
Mortgage-backed securities	—	20,319,096	—		20,319,096
Sovereign bonds	—	8,231,248	—		8,231,248
U.S. government & agency obligations	—	99,885,542	—		99,885,542

Total long-term investments	—	$514,821,104	$0	*	$514,821,104

Short-term investments†	—	2,700,000	—		2,700,000

Total investments	—	$517,521,104	$0	*	$517,521,104

Other financial instruments:
Futures contracts	$74,924	—	—		$74,924

Total	$74,924	$517,521,104	$0	*	$517,596,028

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$42,871	—		$42,871
Futures contracts	$382,319	—	—		382,319

Total	$382,319	$42,871	—		$425,190

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to

Notes to Schedule of Investments (unaudited) (continued)

each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options with credit related contingent features which had a liability position of $42,871. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,766,258
Gross unrealized depreciation	(12,304,209)

Net unrealized depreciation	$(1,537,951)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	706	12/12	$155,620,139	$155,695,063	$74,924

Contracts to Sell:
90-Day Eurodollar	38	3/13	9,398,227	9,469,125	(70,898)
90-Day Eurodollar	38	9/13	9,370,202	9,466,751	(96,549)
U.S. Treasury 5-Year Notes	398	12/12	49,388,988	49,603,860	(214,872)

					(382,319)

Net unrealized loss on open futures contracts					$(307,395)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	131,592,138	$584,070
Options written	65	6,695
Options closed	(138)	(29,739)
Options exercised	—	—
Options expired	(65)	(6,695)

Written options, outstanding as of September 30, 2012	131,592,000	$554,331

At September 30, 2012, the Fund held TBA securities with a total cost of $423,219.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

		Futures Contracts
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(42,871)	$74,924	$(382,319)	$(350,266)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$10,302
Written options	178,522
Futures contracts (to buy)	177,316,435
Futures contracts (to sell)	80,632,100

Average notional balance
Credit default swap contracts (to buy protection)†	435,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012